UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 16, 2025

BRC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41275	87-3277812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1144 S. 500 W
Salt Lake City, UT 84101
(Address of principal executive office) (Zip Code)

(801) 874-1189
(Registrant’s telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	BRCC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 16, 2025, BRC Inc. (the “Company”) issued press releases announcing the commencement and the pricing of the Offering (as defined below), which are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01	Other Events.

On July 16, 2025, the Company, entered into an underwriting agreement (the “Underwriting Agreement”) with D.A. Davidson & Co. (the “Underwriter”), pursuant to which the Company agreed to issue and sell 28,000,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), at an offering price of $1.25 per share (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted the Underwriter a 30-day option to purchase up to an additional 4,200,000 shares of Class A common stock, which option was fully exercised by the Underwriter on July 17, 2025. The Offering closed on July 18, 2025.

D.A. Davidson & Co. acted as the sole bookrunner for the Offering.

The Underwriting Agreement contains certain customary representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. Pursuant to the Underwriting Agreement, the Company, and the Company’s directors, officers and certain significant stockholders have agreed, subject to certain exceptions, not to sell or transfer any shares of Class A common stock or any securities convertible into or exercisable or exchangeable for Class A common stock for 90 days after July 16, 2025 without first obtaining the written consent of the Underwriter. The foregoing summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Offering was made pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2023 (Registration No. 333-270727), a base prospectus, dated March 30, 2023, included as part of the registration statement and a prospectus supplement, dated June 16, 2025 and filed with the SEC on June 18, 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated June 16, 2025, between BRC Inc. and D.A. Davidson & Co.
5.1	Opinion of Kirkland & Ellis LLP
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1)
99.1	Commencement Press Release dated July 16, 2025
99.2	Pricing Press Release dated July 16, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRC INC.

Dated: July 18, 2025
	By:	/s/ Andrew McCormick
	Name:	Andrew McCormick
	Title:	General Counsel and Corporate Secretary